UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 24, 2007
Date of Report (Date of earliest event reported)
ATLAS ACQUISITION HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-1413609	26-0852483

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o HAUSLEIN & COMPANY, INC.
11450 SE DIXIE HIGHWAY, SUITE 105
HOBE SOUND, FLORIDA 33455
(Address of Principal Executive Offices) (Zip Code)
(772) 545-9042
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On January 24, 2008, in connection with the pricing of our initial public offering, or IPO, we entered into an underwriting agreement with Lazard Capital Markets LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein, pursuant to which we agreed to sell to the underwriters an aggregate of 20,000,000 of our units, each unit comprised of one share of our common stock, par value $0.001 per share, and one warrant to purchase one share of our common stock. We also agreed to sell the underwriters up to an additional 3,000,000 units to cover over allotments. A copy of the underwriting agreement is attached hereto as Exhibit 1.1 and is hereby incorporated by reference in this Item 1.01.
     On January 24, 2008, we entered into an investment management trust agreement with AST, as trustee, pursuant to which AST agreed, among other things, to (i) hold $200,000,000 in a trust account for the benefit of our public stockholders, (ii) manage, supervise and administer such trust account subject to the terms and conditions set forth in the trust agreement, (iii) invest and reinvest the funds in the trust account in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, and/or in money market funds meeting certain conditions, and (iv) collect and receive, when due, all principal and income arising from the funds held in the trust account, which income, net of taxes and periodic payments to us of up to $3,500,000 to fund our working capital requirements, shall become part of the trust account. A copy of the investment management trust agreement is attached hereto as Exhibit 10.2 and is hereby incorporated by reference in this Item 1.01.
     On January 24, 2008, we entered into a warrant agreement with American Stock Transfer & Trust Company, or AST, as warrant agent, pursuant to which we appointed AST to act as warrant agent for the warrants that are part of the units and the warrants we sold in a private placement transaction to certain of our insiders, referred to as insider warrants, as described below. In addition, the warrant agreement sets forth the terms of the warrants included in the units sold in our IPO. A copy of the warrant agreement is attached hereto as Exhibit 4.4 and is hereby incorporated by reference in this Item 1.01.
     On January 24, 2008, we entered into a stock escrow agreement with AST, as escrow agent, and holders of an aggregate of 5,750,000 of our shares of common stock, referred to as founder’s shares. Pursuant to the stock escrow agreement, AST agreed to hold the founder’s shares in escrow until one year from the consummation of a “business combination,” as defined in our amended and restated certificate of incorporation, or a shorter period as set forth in the stock escrow agreement. A copy of the stock escrow agreement is attached hereto as Exhibit 10.3 and is hereby incorporated by reference in this Item 1.01.
     On January 30, 2008 we entered into a registration rights agreement with holders of founders shares and insider warrants, pursuant to which certain holders may, anytime after three months prior to the “release date” (as defined therein), demand that we register all or part of their “registrable securities” (as defined therein). Such holders are also entitled to include all or part of their registrable securities in any of our registration statements under the Securities Act of 1933, as amended, excluding registration statements relating to our employee benefit plans, business combinations, securities covered by the warrant agreement described above, or certain other registration statements set forth in the registration rights agreement. The managing underwriter of any underwritten offering will have the right to limit the number of securities included in such offering. We will pay all expenses incurred in connection with the registrations described above, except for underwriting discounts and commissions, and we will pay the expenses of one counsel representing the holders of registration rights. A copy of the registration rights agreement is attached hereto as Exhibit 10.6 and is hereby incorporated by reference in this Item 1.01.
     On January 30, 2008, each of James N. Hauslein, Gaurav V. Burman, Sir Peter Burt, Michael T. Biddulph, Michael W. Burt, and Promethean plc purchased, pursuant to subscription agreements between each purchaser and us, an aggregate of 5,800,000 insider warrants at a purchase price of $1.00 per warrant. Each insider warrant allows the holder thereof to purchase one share of our common stock at $7.00 per share. The warrants are identical to the warrants included in the units sold in our IPO, except that they (i) may be exercised whether or not a registration statement relating to the common stock issuable upon exercise of the warrants is effective, and (ii) are not redeemable by us so long as they are held by their original purchasers or their permitted transferees. A copy of the form of subscription agreement is attached hereto as Exhibit 10.7 and is hereby incorporated by reference in this Item 1.01.
     Conflicts of interest may not always be clear-cut, so if a question arises, the employee or director should consult with higher levels of management or the Company’s internal auditor. Any employee, officer, or director who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager, or other appropriate personnel.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On January 16, 2008, our board of directors and our stockholders approved an amendment to our certificate of incorporation to provide for (i) an increase in our authorized capital stock, and (ii) the other provisions described in the registration statement filed in connection with our IPO. A copy of our amended and restated certificate of incorporation is attached hereto as Exhibit 3.1 and is hereby incorporated by reference in this Item 5.03.

Item 8.01	Other Events.
     On January 30, 2008, we consummated our IPO of 20,000,000 of our units. Each unit consists of one share of our common stock, $0.001 par value per share, and one warrant to purchase one share of our common stock at an exercise price of $7.00 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds to us of $200,000,000.
     Holders of units can separately trade the common stock and warrants included in the units commencing on or about April 23, 2008. The common stock and warrants will be listed on the American Stock Exchange under the symbols AXG and AXG.W. Units not separated will continue to trade on the American Stock Exchange under the symbol AXG.U.
     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01 with respect to the terms and sale of the 5,800,000 insider warrants on January 30, 2008 and the foregoing description of the terms and sale of insider warrants is qualified in its entirety by reference to the subscription agreement and warrant agreement attached hereto as Exhibits 4.4 and 10.7, respectively. We sold the insider warrants in reliance upon Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering. Each purchaser had adequate access to information about our company through their relationship with our company or through information provided to them. We did not pay or give, directly or indirectly, any commission or other remuneration, including underwriting discounts or commissions, in connection with the issuance of the warrants. In addition, each of the warrant certificates issued in the sale described above bears a restrictive legend permitting the transfer thereof only in compliance with applicable securities laws.
     On January 30, 2008, we issued a press release announcing the consummation of our IPO and the sale of warrants to insiders as described above a copy of which is attached hereto as Exhibit 99.3 and is hereby incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit
Number	Description

1.1	Underwriting Agreement, dated as of January 24, 2008, by and among Atlas Acquisition Holdings Corp. and Lazard Capital Markets LLC and Morgan Stanley & Co. Incorporated, as representatives of the underwriters listed on Schedule I thereto

3.1	Amended and Restated Certificate of Incorporation of Atlas Acquisition Holdings Corp.

3.2	Bylaws of Atlas Acquisition Holdings Corp.

4.1	Specimen Unit Certificate

4.2	Specimen Common Stock Certificate

4.3	Specimen Warrant Certificate

4.4	Warrant Agreement, dated as of January 24, 2008, by and between Atlas Acquisition Holdings Corp. and American Stock Transfer & Trust Company

10.1	Letter Agreement, dated as of January 24, 2008, among Atlas Acquisition Holdings Corp., Lazard Capital Markets LLC, Morgan Stanley & Co. Incorporated, and the stockholders named therein

Exhibit
Number	Description
10.2	Investment Management Trust Agreement, dated as of January 24, 2008, by and between Atlas Acquisition Holdings Corp. and American Stock Transfer & Trust Company

10.3	Stock Escrow Agreement, dated as of January 24, 2008, by and among Atlas Acquisition Holdings Corp., American Stock Transfer & Trust Company, and the stockholders named therein

10.4	Letter Agreement between Hauslein & Company, Inc. and Atlas Acquisition Holdings Corp.

10.6	Registration Rights Agreement, dated as of January 30, 2008, by and among Atlas Acquisition Holdings Corp. and the stockholders named therein

10.7	Amended and Restated Subscription Agreement among Atlas Acquisition Holdings Corp., Bank of America, and the purchasers named therein

10.8	Indemnification Agreement, dated as of January 23, 2008, by and between Atlas Acquisition Holdings Corp. and each officer, director, and special advisor

14	Code of Conduct and Ethics

99.1	Audit Committee Charter

99.2	Nominating Committee Charter

99.3	Press Release from Atlas Acquisition Holdings Corp, dated January 30, 2008, entitled “Atlas Acquisition Holdings Corp. Completes Initial Public Offering”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ACQUISITION HOLDINGS CORP.
January 30, 2008	By:	/s/ James N. Hauslein
James N. Hauslein
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated as of January 24, 2008, by and among Atlas Acquisition Holdings Corp. and Lazard Capital Markets LLC and Morgan Stanley & Co. Incorporated, as representatives of the underwriters listed on Schedule I thereto

3.1	Amended and Restated Certificate of Incorporation of Atlas Acquisition Holdings Corp.

3.2	Bylaws of Atlas Acquisition Holdings Corp.

4.1	Specimen Unit Certificate

4.2	Specimen Common Stock Certificate

4.3	Specimen Warrant Certificate

4.4	Warrant Agreement, dated as of January 24, 2008, by and between Atlas Acquisition Holdings Corp. and American Stock Transfer & Trust Company

10.1	Letter Agreement, dated as of January 24, 2008, among Atlas Acquisition Holdings Corp., Lazard Capital Markets LLC, Morgan Stanley & Co. Incorporated, and the stockholders named therein

10.2	Investment Management Trust Agreement, dated as of January 24, 2008, by and between Atlas Acquisition Holdings Corp. and American Stock Transfer & Trust Company

10.3	Stock Escrow Agreement, dated as of January 24, 2008, by and among Atlas Acquisition Holdings Corp., American Stock Transfer & Trust Company, and the stockholders named therein

10.4	Letter Agreement between Hauslein & Company, Inc. and Atlas Acquisition Holdings Corp.

10.6	Registration Rights Agreement, dated as of January 30, 2008, by and among Atlas Acquisition Holdings Corp. and the stockholders named therein

10.7	Amended and Restated Subscription Agreement among Atlas Acquisition Holdings Corp., Bank of America, and the purchasers named therein

Exhibit
Number	Description

10.8	Indemnification Agreement, dated as of January 23, 2008, by and between Atlas Acquisition Holdings Corp. and each officer, director, and special advisor

14	Code of Conduct and Ethics

99.1	Audit Committee Charter

99.2	Nominating Committee Charter

99.3	Press Release from Atlas Acquisition Holdings Corp, dated January 30, 2008, entitled “Atlas Acquisition Holdings Corp. Completes Initial Public Offering”